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                                                                    Exhibit 99.1

                              TECHNOLOGY AGREEMENT

         This TECHNOLOGY AGREEMENT (this "Agreement") is made and entered into effective as of August 14th, 1998, (the "Effective Date"), by and between Bionutrics, Inc., a Nevada corporation, with a place of business at 2425 E. Camelback Road, Suite 650, Phoenix, Arizona 85016 ("Bionutrics"); Bionutrics Health Products, Inc., a Delaware corporation, with a place of business at 2425
E. Camelback Road, Suite 650, Phoenix, Arizona 85016 ("BHP"); Nutrition Technology Corporation, a Nevada corporation with a place of business at 2425 E. Camelback Road, Suite 650, Phoenix, Arizona 85016 ("NTC"); InCon Technologies, Inc., a Delaware corporation with a place of business at 2425 E. Camelback Road, Suite 650, Phoenix, Arizona 85016 ("InCon"); LipoGenics, Inc., a Delaware corporation, with a place of business at 2425 E. Camelback Road, Suite 650, Phoenix, Arizona 85016 ("LipoGenics"); and Bionutrics International, Ltd., a British Virgin Islands corporation, with a place of business at 2425 E. Camelback Road, Suite 650, Phoenix, Arizona 85016 ("Bionutrics International"); (collectively the "Bionutrics Entities"); and AC Humko Corp., a Delaware corporation, with a place of business at 7171 Goodlett Farms Parkway, Memphis, Tennessee 38018 ("ACH").

                              W I T N E S S E T H :

         WHEREAS, Bionutrics and ACH are entering into a Stock Purchase Agreement, certain Bionutrics Entities will enter into a Supply Agreement with ACH, and certain Bionutrics Entities will enter into an Agreement for Purchase and Sale of Assets in connection with this Technology Agreement with ACH;

         In consideration of the payment hereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Bionutrics Entities, the Bionutrics Entities, jointly and severally, and ACH agree as follows.

         1.       DEFINITIONS.

         (a) "Intellectual Property" shall refer to all intellectual property rights, including but not limited to, all Patents, Trade Secrets, Copyrights, and Trademarks, owned by the Bionutrics Entities, whether solely or jointly, that are used or can be used within the ACH Field of Use.

         (b) "Patents" shall refer to (i) all patents, together with any foreign counterpart patents or foreign counterpart patent applications, as well as any reissued and reexamined patents and extensions corresponding to the patents that are used or can be used within the ACH Field of Use, (ii) all patent applications, as well as any related continuation, continuation in part, and divisional applications and patents issuing therefrom and any respective foreign counterpart foreign patent applications or foreign patents issuing therefrom that are used or can be used within the ACH Field of Use; provided, however, the foreign counterpart patents and foreign counterpart patent applications shall be limited to North America. The Patents include, but are not limited to, the patents and patent applications listed on Exhibit 1 (which include the Joint Subject Matter Patents).

         (c) "Joint Subject Matter Patents" shall refer to those Patents that include claims directed to both (i) the ACH Field of Use; and (ii) the Bionutrics Field of Use. As to all present patents and patent

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        ++ The notation [*] herein indicates information omitted pursuant to a request for confidential treatment filed with the Commission. The confidential information has been filed separately with the Commission.
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applications listed on Exhibit 1, the parties hereby agree that the patents and patent applications that are not listed under the heading "Joint Subject Matter Patents" are not Joint Subject Matter Patents and are therefore within the scope of the assignment in Section 2(a).

         (d) "Trade Secrets" shall refer to all secret, confidential or non-public information or know-how owned by the Bionutrics Entities, whether solely or jointly, including but not limited to, information, ideas, concepts, improvements, discoveries, inventions, applications of products and services, results of investigations, studies or experiments products, processes, compositions, samples, formulas, computer programs, computer hardware designs, computer firmware designs, and servicing, marketing or manufacturing methods and techniques that are used or can be used within the ACH Field of Use. The Trade Secrets include, but are not limited to, the Trade Secrets listed on Exhibit 2.

         (e) "Copyrights" shall refer to all works of authorship owned by the Bionutrics Entities, whether solely or jointly, or authored by the Bionutrics Entities, whether solely or jointly that are used or can be used within the ACH Field of Use. The Copyrights include, but are not limited to, the Copyrights listed on Exhibit 3.

         (f) "North America" shall refer to United States of America, Canada, and Mexico.

         (g) "Trademarks" shall refer to the trademarks, service marks, and trade names, and the goodwill associated with such trademarks, service marks, and trade names, listed on Exhibit 4.

         (h) The "ACH Field of Use" shall refer to the processing in North America of rice, rice bran, rice bran protein, rice bran oil, and other rice-derived products (including but not limited to such processes as crushing, stabilization, extraction, dewaxing, degumming, caustic refining and deodorization), but excluding any processing steps following deodorization. The ACH Field of Use expressly excludes processing steps involving [*].

         (i) The "Bionutrics Field of Use" shall refer to all technology not included within the ACH Field of Use, including all compositions of matter (including formulations, compounds, foodstuffs and dietary supplements), methods for treating/preventing diseases and processes not included in the ACH Field of Use.

         (j) "Tocols" shall refer to tocotrienols, tocopherols and mixtures thereof.

         (k) "Rice Bran Oil Distillate" shall refer to all rice bran oil distillate that is not a Bionutrics Distillate.

         (l) "Bionutrics Distillate" shall refer to rice bran oil distillate that is produced using either (i) the [*] processes that are claimed in [*] or
(ii) the [*] processes that are described and claimed in [*].

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         (m) "Clearesterol" shall refer to any [*] fraction [*].

         (n) "Affiliate" shall mean any Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, any other Person. A Person shall be deemed to control a corporation or similar legal entity if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation or similar legal entity, whether through the ownership of voting securities, by contract or otherwise.

         (o) "Person" shall mean any natural person, firm, partnership, association, corporation, limited liability company, company, trust, entity, public body or government.

         2.       ASSIGNMENT OF RIGHTS TO ACH.

         (a) The Bionutrics Entities, individually and jointly, agree to assign and transfer and hereby assign and transfer to ACH all of the right, title and interest in and to all of the Intellectual Property, including but not limited to, the Patents (excluding the Joint Subject Matter Patents), the Trade Secrets, the Copyrights, and the Trademarks, including the right to sue for all past, present, and future infringements and misappropriation, including damages, of such Intellectual Property, in North America.

         (b) The Bionutrics Entities, individually and jointly, agree to assign and transfer and hereby assign and transfer to ACH an undivided joint and equal interest in and to all of the Joint Subject Matter Patents. The Bionutrics Entities and ACH hereby agree as follows with respect to their respective rights and duties as to the Joint Subject Matter Patents:

                  (i) ACH shall have the exclusive rights as to all claims that cover the ACH Field of Use. The Bionutrics Entities shall have no right to grant any license, release, or immunity from suit as to the ACH Field of Use, and the Bionutrics Entities shall have no right to make, use, offer to sell, sell the patented invention within the ACH Field of Use or import the patented invention within the ACH Field of Use. [*]

                  (ii) ACH shall have the exclusive right to sue in the name of ACH (or if so required by the law of the forum, to bring suit in the name of one or all of the Bionutrics Entities or join one or all of the Bionutrics Entities as a party plaintiff with ACH) for all past, present, and future infringement, including damages, of such Joint Subject Matter Patents within the ACH Field of Use. Whenever such suit is brought by ACH as provided above, ACH shall notify the Bionutrics Entities in writing of such suit. The Bionutrics Entities shall have the right, in any such suit brought by ACH, to be represented at their own expense by counsel of their own selection; provided, however, that ACH shall have control over such suit and any settlement of such suit, except that ACH shall not enter into or agree to an order, consent judgment, or the like that invalidates any of the claims of the Joint Subject Matter Patents. The Bionutrics Entities



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         shall fully cooperate with ACH in the bringing of such suit, including making their employees available as needed for such suit.

                  (iii) The Bionutrics Entities shall have the exclusive rights as to all claims that cover the Bionutrics Field of Use. ACH shall have no right to grant any license, release, or immunity from suit as to the Bionutrics Field of Use, and ACH shall have no right to make, use, offer to sell, sell the patented invention within the Bionutrics Field of Use, or import the patented invention within the Bionutrics Field of Use. [*]

                  (iv) The Bionutrics Entities shall have the exclusive right to sue in the name of the Bionutrics Entities (or if so required by the law of the forum, to bring suit in the name of ACH or join ACH as a party plaintiff with the Bionutrics Entities) for all past, present, and future infringement, including damages, of such Joint Subject Matter Patents within the Bionutrics Field of Use. Whenever such suit is brought by the Bionutrics Entities as provided above, the Bionutrics Entities shall notify ACH in writing of such suit. ACH shall have the right, in any such suit brought by the Bionutrics Entities, to be represented at its own expense by counsel of its own selection; provided, however, that the Bionutrics Entities shall have control over such suit and any settlement of such suit, except that the Bionutrics Entities shall not enter into or agree to an order, consent judgment, or the like which invalidates any of the claims of the Joint Subject Matter Patents. ACH shall fully cooperate with the Bionutrics Entities in the bringing of such suit, including making employees available as needed for such suit.

                  (v) In the event that a suit involves issues as to both the ACH Field of Use and the Bionutrics Field of Use, both parties shall have the right to control the litigation as to their specific Fields of Use. In the event that a suit is filed under Section 2(b)(i) - (iv), the party not controlling the suit shall have no financial responsibility for the suit beyond the expense of its own counsel.

         (c) Subject to the terms of Section 2(f), the Bionutrics Entities hereby agree to assign and transfer, and do hereby assign and transfer to ACH, all right, title and interest in and to all Intellectual Property, including but not limited to, the Patents (excluding the Joint Subject Matter Patents), the Trade Secrets, and the Copyrights, developed, conceived, reduced to practice, or acquired, whether by purchase or license, by any of or all of the Bionutrics Entities for ten (10) years after the Effective Date of this Agreement, including the right to sue for all past, present, and future infringements and misappropriation, including damages, of such Intellectual Property, in North America.

         (d) Subject to the terms of Section 2(f), the Bionutrics Entities hereby assign and transfer and do hereby assign and transfer unto ACH an undivided joint and equal interest in and to all of the Joint Subject Matter Patents developed, conceived, reduced to practice, or acquired, whether by purchase or license, by any of or all of the Bionutrics Entities for ten (10) years after the Effective Date of this Agreement. The Bionutrics Entities and ACH hereby agree that Section 2(b)(i) - (v) shall also govern with respect to their respective rights and duties as to the Joint Subject Matter Patents under this Section 2(d).



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         (e) The division of rights as to the Joint Subject Matter Patents in this Section 2:

                   (i) shall not be construed to provide any of the Bionutrics Entities with any right, claim, or cause of action against ACH or its Affiliates arising out of the sale of products resulting from the processing of rice, rice bran, rice bran oil, lecithin, waxes, rice bran protein, Rice Bran Oil Distillates or any other rice-derived products using any processing steps up through and including deodorization such as crushing, stabilization, extraction, dewaxing, degumming, caustic refining and deodorization.

                  (ii) shall be construed as absolutely and unconditionally allowing the use and sale by ACH and its Affiliates of rice bran oil, lecithin, waxes, rice bran protein, Rice Bran Oil Distillates or any other rice-derived products produced by ACH or its Affiliates using the Joint Subject Matter Patents or Intellectual Property,

                  (iii) shall be construed as allowing third parties acquiring such rice bran oil, lecithin, waxes, rice bran protein, Rice Bran Oil Distillates or any other rice-derived products produced by ACH or its Affiliates using the Joint Subject Matter Patents or Intellectual Property to use and sell such rice bran oil, lecithin, waxes, rice bran protein, Rice Bran Oil Distillates or any other rice-derived products without claims and causes of action asserted by the Bionutrics Entities.

                  (iv) If a third party acquires such rice bran oil, lecithin, waxes, rice bran protein, Rice Bran Oil Distillates or any other rice-derived products produced by ACH or its Affiliates and such third party either modifies or uses such rice bran oil, lecithin, waxes, rice bran protein, Rice Bran Oil Distillates or any other rice-derived products in such a way that it infringes the Bionutrics Entities Field of Use, then the Bionutrics Entities shall have no claim, cause of action, or remedy against ACH or its Affiliates for inducing such alleged infringement or for ACH's sale of such rice bran oil, lecithin, waxes, rice bran protein, Rice Bran Oil Distillates or any other rice-derived products; provided, however, the Bionutrics Entities shall retain all rights and remedies against any third parties for such third party's allegedly infringing acts.

         (f) As to Intellectual Property within the scope of Sections 2(c) and
(d) involving stabilization processes within the ACH Field of Use, the Bionutrics Entities agree that all such Intellectual Property is hereby assigned and transferred to ACH as set forth in Sections 2(a) and 2(b). As to such Intellectual Property regarding stabilization processes, the Bionutrics Entities shall disclose such Intellectual Property as set forth in Section 7 herein. As to such Intellectual Property regarding stabilization for which there are rights outside the ACH Field of Use, neither ACH nor the Bionutrics Entities shall file a patent application anywhere in the world without the agreement of the other party. As to any other Intellectual Property within the scope of Sections 2(c) and (d) involving processing steps in the ACH Field of Use after stabilization up to and through deodorization, the assignments contemplated under Sections 2(c) and (d) shall be subject to the following terms: All right, title and interest in and to such Intellectual Property will remain in the Bionutrics Entities. The Bionutrics Entities shall disclose such Intellectual Property as set forth in Section 7 herein and provide ACH with the opportunity to acquire the exclusive rights to such Intellectual Property within the ACH Field of Use. The parties shall negotiate confidentially in good faith the price or consideration for the transfer of such Intellectual Property. If ACH and



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the Bionutrics Entities are unable to agree as to the consideration, then the
Bionutrics Entities shall not use or disclose such Intellectual Property to any third party.

         (g) This Agreement is being entered in connection with and ancillary to the Supply Agreement entered into by the parties on the Effective Date.

         3. PAYMENT. In consideration of the assignment and representations and warranties herein, the Company agrees to pay the Bionutrics Entities Two Million Dollars ($2,000,000.00) by wire transfer at the time of the Closing. Such amount shall be wire transferred to the following account in accordance with the following wire transfer transactions:

                                      [*]

Payment to such account in accordance with the foregoing instructions shall constitute payment to all Bionutrics Entities and ACH shall not be responsible for the application of such amount among the Bionutrics Entities.

         4. REPRESENTATIONS AND WARRANTIES. The Bionutrics Entities represent and warrant that:

         (a) the Bionutrics Entities are legally free to make and perform this Agreement, that the Bionutrics Entities have no obligation to any other person or entity that would affect or conflict with any of their obligations hereunder, and that the complete performance of the Bionutrics Entities' obligations hereunder will not violate any law, regulation, order or decree of any governmental or judicial body or contract by which any of the Bionutrics Entities is bound;

         (b) the patents and patent applications listed on Exhibit 1 are the only patents or patent applications for which the Bionutrics Entities own or have filed, jointly or solely, that relate to the ACH Field of Use;

         (c) the Bionutrics Entities have not transferred to any third party, by assignment, mortgage, security interest, license, or otherwise, any of the rights or title in and to any of the Intellectual Property; and

         (d) the Bionutrics Entities have full legal and equitable title to the Intellectual Property.



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         5.  THE BIONUTRICS ENTITIES' COVENANT.

         (a) The Bionutrics Entities, in order to induce ACH to enter into this Agreement, expressly covenant and agree that during the Excluded Period, the Bionutrics Entities will not, and the Bionutrics Entities will cause their Affiliates not to, directly or indirectly, own, manage, operate, join, control or participate in with any business, individual, partnership, firm or corporation, which engages in any business that provides services within the ACH Field of Use in North America. As used in this Section 5, "Excluded Period" shall mean the term of this Technology Agreement, but commencing only upon the Closing Date of the transfer of assets pursuant to the Agreement for Purchase and Sale of Assets.

         (b) Notwithstanding the restrictions contained in Section 5(a), the Bionutrics Entities or any of their Affiliates may own an aggregate of not more than 2.5% of the outstanding stock of any class of any corporation engaged in a business within the ACH Field of Use, if such stock is listed on a national securities exchange or regularly traded in the over-the-counter market by a member of a national securities exchange, without violating the provisions of
Section 5(a), provided that none of Sellers or their Affiliates have the power, directly or indirectly, to control or direct the management or affairs of any such corporation and are not involved in the management of such corporation.

         (c) The Bionutrics Entities further expressly covenant and agree that for a period of two years from and after the Closing Date, the Bionutrics Entities will not, and the Bionutrics Entities will cause their Affiliates not to (1) engage or employ, or solicit or contact with a view to the engagement or employment by any person who is (or in the twelve months prior to the Closing Date has been) an officer or employee of NTC; or (2) canvass, solicit, approach or entice away or cause to be canvassed, solicited, approached or enticed away from ACH any person who or which is (or in the twelve months prior to the Closing Date has been) a customer or client of NTC.

         (d) To the extent that any part of this Section 5 may be invalid, illegal or unenforceable for any reason, it is intended that such part shall be enforceable to the extent that a court of competent jurisdiction shall determine that such part, if more limited in scope, would have been enforceable, and such part shall be deemed to have been so written and the remaining parts shall as written be effective and enforceable in all events.

         (e) The Bionutrics Entities and ACH agree and acknowledge that the limitations as to time, geographical area and scope of activity to be restrained as set forth in this Section 5 do not impose any greater restraint than is necessary to protect the legitimate business interests of ACH. The Bionutrics Entities and ACH further agree and acknowledge that, in the event of a breach or threatened breach of any of the provisions of this Section 5, ACH shall be entitled to immediate injunctive relief, as any such breach would cause ACH irreparable injury for which it would have no adequate remedy at law. Nothing herein shall be construed so as to prohibit ACH from pursuing any other remedies available to it hereunder, at law or in equity for any such breach or threatened breach.

         (f) The Bionutrics Entities hereby represent to ACH that they have read and understand, and agree to be bound by, the terms of this Section. The Bionutrics Entities acknowledge that the geographic scope and duration of the covenants contained in this Section are the result of arm's-length bargaining and are fair and reasonable in light of (i) the nature and wide geographic scope of the operations of NTC,



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(ii) the Bionutrics Entities' level of control over and contact with NTC business and operations in all jurisdictions where same are conducted, (iii) the fact that the NTC business is conducted throughout the geographic area where competition is restricted by this Agreement, and (iv) the amount of consideration that the Bionutrics Entities are receiving in connection with the Agreement and the amount of the goodwill for which ACH is paying. It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permitted under applicable law, whether now or hereafter in effect and therefore, to the extent permitted by applicable law, the parties hereto waive any provision of applicable law that would render any provision of this Section 5 invalid or unenforceable.

         (g) From and after the Effective Date of this Agreement, none of the Bionutrics Entities will directly or indirectly use in any manner any trade name, trademark, service mark or logo listed on Exhibit 4 or any word or logo that is similar in sound or appearance.

         6. ACH'S COVENANT.

         (a) ACH, in order to induce The Bionutrics Entities to enter into this Agreement, expressly covenants and agrees with Bionutrics that during Excluded Period, ACH will not, and ACH will cause their Affiliates not to, directly or indirectly, own, manage, operate, join, control or participate in or with any business, individual, partnership, firm or corporation, other than the Bionutrics Entities, which engages in any business that markets or sells Clearesterol in North America. As used in this Section, "Excluded Period" shall mean [*] but in no event shall the Excluded Period extend beyond the term of this Technology Agreement. In addition, the Excluded Period shall commence upon the Closing Date of the transfer of assets pursuant to the Agreement for Purchase and Sale of Assets. The covenant is this Section 6 shall only run in favor of Bionutrics and shall not be assignable or transferable to a third party.

         (b) Notwithstanding the restrictions contained in Section 6(a), ACH or any of its Affiliates may own an aggregate of not more than 2.5% of the outstanding stock of any class of any corporation (other than the Bionutrics Entities) engaged in a business that markets or sells Clearesterol in North America, if such stock is listed on a national securities exchange or regularly traded in the over-the-counter market by a member of a national securities exchange, without violating the provisions of Section 6(a) provided that none of ACH or its Affiliates have the power, directly or indirectly, to control or direct the management or affairs of any such corporation and are not involved in the management of such corporation.

         (c) To the extent that any part of this Section may be invalid, illegal or unenforceable for any reason, it is intended that such part shall be enforceable to the extent that a court of competent jurisdiction shall determine that such part, if more limited in scope, would have been enforceable, and such part shall be deemed to have been so written and the remaining parts shall as written be effective and enforceable in all events.

         (d) ACH agrees and acknowledge that the limitations as to time, geographical area and scope of activity to be restrained as set forth in this
Section 6 do not impose any greater restraint than is necessary to protect the legitimate business interests of the Bionutrics Entities. ACH further agrees and



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acknowledges that, in the event of a breach or threatened breach of any of the provisions of this Section 6, the Bionutrics Entities shall be entitled to immediate injunctive relief, as any such breach would cause the Bionutrics Entities irreparable injury for which it would have no adequate remedy at law. Nothing herein shall be construed so as to prohibit the Bionutrics Entities from pursuing any other remedies available to it hereunder, at law or in equity for any such breach or threatened breach.

         (e) ACH hereby represents to the Bionutrics Entities that it has read and understands, and agrees to be bound by, the terms of this Section 6. ACH acknowledges that the geographic scope and duration of the covenants contained in this Section 6 are the result of arm's-length bargaining and are fair and reasonable in light of the nature and wide geographic scope of the operations of ACH, (ii) ACH's level of contact with the business and operations of Bionutrics Entities in all jurisdictions where same are conducted, (iii) the fact that the ACH business is conducted throughout the geographic area where competition is restricted by this Agreement, and (iv) ACH's access to Bionutrics Intellectual Property, including Trade Secrets, granted in this Agreement. It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permitted under applicable law, whether now or hereafter in effect and therefore, to the extent permitted by applicable law, the parties hereto waive any provision of applicable law that would render any provision of this Section 6 invalid or unenforceable.

         7. FURTHER ACTS AND COOPERATION. At the request of ACH, the Bionutrics Entities, individually or jointly as may be requested by ACH, shall execute any and all papers and perform all lawful acts that ACH may deem necessary or appropriate to further evidence or carry out the transactions contemplated in this Agreement including, without limitation, such acts as may be necessary for the preparation, filing, prosecution, and maintenance of applications for United States letters patent and foreign letters patent, the assignment of United States letters patent and foreign letters patent (including but not limited to those patents identified on Exhibit 1 and assigned under Section 2(a)), or for United States and foreign copyright, on the Intellectual Property. The Bionutrics Entities shall also assist and fully cooperate in every way, at ACH's expense, in securing, maintaining, and enforcing, for the benefit of ACH or its designee, patents, copyrights or other types of proprietary or intellectual property protection for the Intellectual Property in any and all countries. In addition, the Bionutrics Entities shall disclose and provide to ACH all documents bearing, embodying or disclosing the Intellectual Property so as to allow ACH to practice and protect such Intellectual Property. With respect to Intellectual Property within the scope of Sections 2(c) and (d), the Bionutrics Entities shall make disclosures of the current status and details of any such Intellectual Property, including any projects, developments, or research within the ACH Field of Use, every six months. These disclosures shall take place in status meetings to be scheduled by ACH. ACH shall notify the Bionutrics Entities of such status meetings. If no status meeting takes place for six months or longer because ACH fails to schedule such meetings, the Bionutrics Entities will not be in default of this provision. Once ACH notifies that no status meeting has taken place for six months, the next status meeting shall take place promptly but no later than thirty (30) days after such notice.

         8. RESTRICTIONS ON TRADE SECRETS AND CONFIDENTIAL INFORMATION.

         (a) During the term of this Agreement and thereafter, each of the Bionutrics Entities agrees not to disclose to others, use, copy or permit to be copied, except with the express written approval of



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ACH, its successors, assigns or nominees, any of the Trade Secrets assigned hereunder without the prior written consent of ACH.

         (b) As to disclosures by the Bionutrics Entities of Intellectual Property involving processing steps in the ACH Field of Use after stabilization up to and through deodorization described in Section 2(f) and as to any disclosures by ACH of confidential information or trade secrets regarding the ACH Field of Use other than the Trade Secrets or developed, conceived, reduced to practice, or acquired, whether by purchase or license, by ACH or its Affiliates during the term of this Agreement, (collectively referred to in this Section 8 as "Confidential Information"):

         (i) ACH and the Bionutrics Entities agree to hold such Confidential Information owned by the other party in the strictest confidence and shall exercise due care to prevent the unauthorized disclosure of such information or its use for any unauthorized purpose.

         (ii) ACH and the Bionutrics Entities shall only disclose the Confidential Information of the other party to their employees and officers (and consultants, attorneys, and accountants) who have a need to have access to such for the purposes of this Agreement, but shall not disclose the same to any employee or officer who may use such for any other purpose. ACH and the Bionutrics Entities shall require each employee and officer who is granted access to such information to agree to abide by the terms of this Section 8.

         (iii) ACH and the Bionutrics Entities agree that such Confidential Information and any developments materially derived therefrom are and shall remain the sole property of the party disclosing such Intellectual Property (the "Disclosing Party") or the party owning such Intellectual Property in the case of Intellectual Property acquired by ACH pursuant to Section 2(f)) .

         (iv) Confidential Information shall exclude information that:

                  (1) is disclosed in a printed or online publication available to the public, is described in an issued patent anywhere in the world, is otherwise in the public domain at the time of disclosure, or becomes publicly known through no wrongful act on the part of the party (or its Affiliates) receiving the Confidential Information (the "Receiving Party");

                  (2) is already known to the Receiving Party at the time of the disclosure or becomes known to or lawfully available to the Receiving Party through disclosure by a third party who has not received the Confidential Information, directly or indirectly, from the Disclosing Party under an obligation of secrecy;

                  (3) is disclosed to third parties by the Disclosing Party without an obligation of confidence being imposed on such third parties;

                  (4) is subsequently developed by or for the Receiving Party without use of the Confidential Information by the Disclosing Party; and

                  (5) the Disclosing Party expressly authorizes in writing shall not be considered

Confidential Information.

         (v) If a Disclosing Party discloses information it believes is Confidential Information, the Disclosing Party shall specifically designate materials bearing the confidential information "CONFIDENTIAL." If a Disclosing Party discloses orally to the Receiving Party information the Disclosing Party believes is confidential, the Disclosing Party shall within thirty days of such disclosure reduce such information to writing and provide such writing to the Receiving Party marked CONFIDENTIAL.

         (f) If any portion of Confidential Information is required to be disclosed to a governmental regulatory agency or commission, or is otherwise required to be disclosed by law or regulation, subpoena, civil investigative demand or similar process, the Receiving Party will inform the Disclosing Party of such disclosure requirement as soon as practicable after notice of such requirement is received and will further inform the Disclosing Party which Confidential Information is required to be disclosed. The Disclosing Party shall then be completely responsible for seeking any protective order to protect the confidentiality of the Confidential Information. In the event that the Disclosing Party is unable to obtain a protective order satisfactory to the Disclosing Party, after the exhaustion of all applications for writs of mandamus and all interlocutory appeals from the denial of such a protective order, the Receiving Party shall have the right to disclose the specific Confidential Information that is required to be disclosed in the particular proceeding.

         9. ENTIRE AGREEMENT. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter of this Agreement and supersedes all prior discussions between them, and neither of the parties shall be bound by any modification of this Agreement, other than as expressly provided in this Agreement or as duly set forth on or subsequent to the date hereof in writing and signed by a duly authorized representative of the party to be bound thereby. No oral explanation or oral information by either party hereto shall alter the meaning or interpretation of this Agreement. This Agreement incorporates the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements, documents, or other instruments with respect to the matters covered hereby. The failure of either party to enforce at any time any provision of this Agreement shall not be construed as a waiver of such provision. Neither shall the waiver by either party of a breach by the other party of any provision of this Agreement constitute a continuing waiver of other breaches of the same provision or a waiver of any breach of any other provision of this Agreement.

         10. ASSIGNMENT. The obligations of this Agreement shall be binding upon the parties hereto, their successors, assigns, and legal representatives. This Agreement shall only be assignable or transferable by either ACH or the Bionutrics Entities in connection with a merger or a sale of all or substantially all of the assets of a party to which this Agreement relates; provided, however, ACH may assign this Agreement any or all to its Affiliates; and provided further, the sale or transfer of substantially all of the business of ACH related to the Intellectual Property shall be deemed to constitute a sale of all or substantially all of the assets of ACH for purposes of satisfying the provisions of this Section 10. In the event of such an assignment or transfer, the assignor or transferor shall advise the assignee or transferee of the existence of this Agreement and the obligations hereunder, and such assignee or transferee to whom such assignment or transfer has been made shall unconditionally and without restriction expressly assume and succeed in writing to all obligations and rights of the assigning party or parties under this Agreement from and after the date thereof or from and after the date thereof by executing an agreement memorializing such assumption and succession to such obligations and rights and shall provide a copy of such agreement to the other party or parties to this Agreement. Except as set forth in this Agreement, this Agreement shall not be assignable by any party hereto without the express written consent of the other parties hereto. Nothing in this Agreement shall be construed as prohibiting ACH from transferring, assigning, licensing or sublicensing any or all of its rights in and to the Intellectual Property that is being assigned to ACH under Section 2 of this Agreement.

         11. SEVERABILITY. Should any clause, sentence, term or paragraph of this Agreement be declared by a court of competent jurisdiction to be invalid, unenforceable, or void, such decision shall not have the effect of invalidating or voiding the remainder of this Agreement, and the parties hereto hereby agree that the part or parts of this Agreement so held to be invalid, unenforceable, or void shall be deemed to have been stricken, and the remainder of this Agreement shall have the same force and effect as if such part or parts had never been included herein.

         12. TERM. This term of this Agreement shall become effective on the Effective Date and shall remain in effect throughout the life of the Patents and such Patents as may be granted from any applications assigned under this Agreement, and throughout the life of any other patents now or hereafter covered by this Agreement.


         13. GOVERNING LAW AND FORUM.

         (A) CHOICE OF LAW. THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED, AND INTERPRETED IN ACCORDANCE WITH THE PROVISIONS OF, THE LAW OF THE STATE OF TENNESSEE, WITHOUT REFERENCE TO PROVISIONS THAT REFER A MATTER TO THE LAW OF ANY OTHER JURISDICTION.

         (B) FORUM SELECTION CLAUSE. THE BIONUTRICS ENTITIES (FOR THEMSELVES, THEIR SUCCESSORS, AND ASSIGNS) AND ACH HEREBY IRREVOCABLY AGREE THAT ANY AND ALL CLAIMS FOR RELIEF ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER AGREEMENT EXECUTED IN CONNECTION WITH THIS AGREEMENT (ALL OF WHICH ARE REFERRED TO AS THE "CLAIMS"), WHETHER SUCH CLAIMS SOUND IN CONTRACT, TORT OR OTHERWISE, AT LAW OR IN EQUITY, UNDER STATE OR FEDERAL LAW, WHETHER BY STATUTE OR COMMON LAW, SHALL BE BROUGHT EXCLUSIVELY IN THE STATE OR FEDERAL COURTS LOCATED IN THE JURISDICTION IN WHICH THE HEADQUARTERS OF THE DEFENDANT IN SUCH SUIT IS THEN LOCATED. FOR EXAMPLE, AS OF THE EFFECTIVE DATE, ANY CLAIMS BROUGHT AGAINST ACH SHALL BE BROUGHT EXCLUSIVELY IN MEMPHIS, TENNESSEE, AND ANY CLAIM BROUGHT AGAINST BIONUTRICS SHALL BE BROUGHT EXCLUSIVELY IN PHOENIX, ARIZONA.

         14. LIMITATIONS OF LIABILITY.

         (a) IN NO EVENT SHALL ACH BE LIABLE TO ANY OR ALL OF THE BIONUTRICS ENTITIES FOR ANY CONSEQUENTIAL, SPECIAL, OR PUNITIVE DAMAGES BASED UPON BREACH OF WARRANTY, BREACH OF CONTRACT, NEGLIGENCE, STRICT LIABILITY, TORT OR ANY OTHER LEGAL THEORY. SUCH EXCLUDED DAMAGES INCLUDE, BUT ARE NOT LIMITED TO, LOST PROFITS, EVEN IF ACH HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

         (b) IN NO EVENT SHALL THE BIONUTRICS ENTITIES BE LIABLE TO ACH FOR ANY CONSEQUENTIAL, SPECIAL, OR PUNITIVE DAMAGES BASED UPON BREACH OF WARRANTY, BREACH OF CONTRACT, NEGLIGENCE, STRICT LIABILITY, TORT OR ANY OTHER LEGAL THEORY. SUCH EXCLUDED DAMAGES INCLUDE, BUT ARE NOT LIMITED TO, LOST PROFITS, EVEN IF THE BIONUTRICS ENTITIES HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

         15. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together will constitute one and the same Agreement.

         16. NOTICES. Wherever under this Agreement one party is required or permitted to give notice to the other party, such notice shall be in writing and shall be delivered personally, sent by facsimile transmission, sent by nationally recognized express courier or sent by certified, registered, first class mail. Any such notice shall be deemed given when actually received when so delivered personally, by facsimile transmission or by express courier, or if mailed, on the fifth day after its mailing, postage prepaid to the recipient party addressed as follows:

         If to AC HUMKO:
                                            AC HUMKO Corporation
                                            7171 Goodlett Farms Parkway
                                            Memphis, Tennessee 38018-4909
                                            901-381-3066 (FAX)
                                            Attention: Dennis W. Koerner

         with a copy to:                    Vinson & Elkins, L.L.P.
                                            1001 Fannin
                                            2300 First City Tower
                                            Houston, Texas 77002
                                            713-615-5234 (FAX)
                                            Attention:  James B. Rylander

         If to BIONUTRICS ENTITIES:

                                            Bionutrics, Inc.
                                            2425 E. Camelback Road
                                            Suite 650
                                            Phoenix, Arizona 85016
                                            602-508-0115 (FAX)
                                            Attention:  Ronald H. Lane

         with a copy to:
                                            Friedman Siegelbaum L.L.P.
                                            399 Park Avenue
                                            20th Floor
                                            New York, New York 10022
                                            212-980-6991 (FAX)
                                            Attention: J. Robert Horton

         Either party may change its address by a notice given to the other party in the manner set forth above.

         EXECUTED as of the date first written above.


                                            BIONUTRICS, INC.



                                            By: /s/ Ronald H. Lane
                                            Name:  Ronald H. Lane
                                            Title:  President and Chief
                                                    Executive Officer


                                            BIONUTRICS HEALTH PRODUCTS, INC.



                                            By: /s/ Ronald H. Lane
                                            Name:  Ronald H. Lane
                                            Title:  President


                                            NUTRITION TECHNOLOGY
                                            CORPORATION

                                            By:
                                            Name:  Michael Wells
                                            Title:  President


                                            LIPOGENICS, INC.



                                            By: /s/ Ronald H. Lane
                                            Name:  Ronald H. Lane
                                            Title:  Vice President


                                            INCON TECHNOLOGIES, INC.


                                            By:
                                            Name:  John Palmer
                                            Title:  Chairman and CEO



                                            AC HUMKO CORP.



                                            By: /s/ Wayne Briesemeister
                                            Name:  Wayne Briesemeister
                                            Title:  Vice President

                                   EXHIBIT 1



                                     PATENTS

      COUNTRY                  #                         STATUS
---------------------------------------------------------------------
      United States            [*]                         [*]
---------------------------------------------------------------------


                          Joint Subject Matter Patents

      COUNTRY                  #                         STATUS
---------------------------------------------------------------------
      United States            [*]                         [*]
---------------------------------------------------------------------
         Canada                [*]                         [*]
---------------------------------------------------------------------
      United States            [*]                         [*]
---------------------------------------------------------------------
      United States            [*]                         [*]
---------------------------------------------------------------------
      United States            [*]                         [*]
---------------------------------------------------------------------
         Canada                [*]                         [*]
---------------------------------------------------------------------
         Mexico                [*]                         [*]
---------------------------------------------------------------------
      United States            [*]                         [*]
---------------------------------------------------------------------
      United States            [*]                         [*]
---------------------------------------------------------------------
      United States            [*]                         [*]
---------------------------------------------------------------------
      United States            [*]                         [*]
---------------------------------------------------------------------

                                   EXHIBIT 2



                                  TRADE SECRETS

Proprietary information and know-how associated with:

-        the design and operation of the Monroe, Louisiana processing plant

-        rice bran oil extraction, degumming and dewaxing processes

- the manufacture of Bionutrics Distillate Products including Clearesterol, P25 etc. (including the deodorization process)

-        protein extraction and concentration from rice bran

-        rice bran procurement, handling and stabilization

-        the production of Rice Bran Oil Distillate and Derivative Products

                                   EXHIBIT 3




                                   COPYRIGHTS

         Federal copyright rights in any reports, tables, drawings, compilations, data and other writings owned by any of the Bionutrics Entities within the ACH Field of Use.

                                   EXHIBIT 4


                                   TRADEMARKS

Common law rights in the name "Nutrition Technology Corporation", "Nutrition Technology Corporation, Inc." and other like designations used by NTC in identifying itself in business dealings with third parties.